                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

              SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


     THIS AGREEMENT ("This Agreement") is dated as of October 3, 1997, by and between Centennial Communications Corp., a Delaware corporation, (the "Company"), and each of the Investors listed on the Schedule of Investors attached hereto (individually, an "Investor" and collectively, the "Investors"). Unless otherwise defined, capitalized terms used herein are defined in paragraph 6 hereof.

                                    RECITALS

     Certain of the Investors (the "June Investors") purchased shares of the Company's Series A Preferred Stock, par value $.01 per share (the "Series A Preferred"), pursuant to a Series A Purchase Agreement, dated June 27, 1996, between the June Investors and the Company (as amended to the date hereof, the "Series A Purchase Agreement").

     In connection with the Series A Purchase Agreement, the June Investors and the Company entered into a Stockholders Agreement, dated June 27, 1996, (the "Stockholders Agreement").

     Certain of the Investors (the "November Investors") purchased shares of the Company's Series B Preferred Stock, par value $.01 per share (the "Series B Preferred"), pursuant to a Series B Preferred Stock Purchase Agreement, dated November 22, 1996, between the November Investors and the Company (as amended to the date hereof, the "Series B Purchase Agreement").

     In connection with the Series B Purchase Agreement, the November Investors and the Company entered into an Amended and Restated Stockholders Agreement, dated November 22, 1996 (as amended to the date hereof, the "Amended and Restated Stockholders Agreement").

     Certain of the Investors are purchasing Senior Secured Convertible Notes, due 2002, of the Company (the "Notes") pursuant to the Purchase Agreement dated as of the date hereof (the "Purchase Agreement").

     One of the conditions to the purchase of the Notes pursuant to the Purchase Agreement is that the Amended and Restated Stockholders Agreement be amended and restated as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                  AGREEMENTS

1.  Board of Directors.
    ------------------

    (a) From and after the Closing (as defined in the Purchase Agreement) and until the provisions of this paragraph 1 cease to be effective, each Investor shall vote all of its Stockholder Shares (as defined in paragraph 6 hereof) and any other voting securities of the Company over which such Investor has voting control and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

        (i) the authorized number of directors on the Board shall be established at eleven directors;

        (ii) the following persons shall be elected to the Board:

             (A) one representative designated by Centennial Fund IV, L.P. ("CIV") and one representative designated by Centennial Fund V, L.P. ("CV"), (CIV and CV collectively are referred to as the "Centennial Funds"); provided that until the next annual meeting of the Company's stockholders, Adam Goldman shall serve as the representative of CIV and Steve C. Halstedt shall serve as the representative of CV;

             (B) one representative designated by Telecom Partners, L.P., provided that until the next annual meeting of the Company's stockholders, Stephen W. Schovee shall serve;

             (C) one representative designated by Crest Funding Partners, L.P. provided that until the next annual meeting of the Company's stockholders, William W. Sprague shall serve;

             (D) one representative designated by the June Investors holding at least 66 2/3% of the Underlying Common Stock represented by the Series A Preferred and the Series B Preferred held by such Investors; provided that until the next annual meeting of the Company's Stockholders, William D. Stanfill shall serve;

             (E) one representative designated by the holders of a majority of the Underlying Common Stock represented by the Notes or the Series C Preferred, as the case may be; provided that so long as Prudential Securities Incorporated and its Affiliates (collectively, "PSI") hold at least 15% of the Underlying Common Stock represented by the Notes or the Series C Preferred, as the case may be, such director shall be designated by PSI and its Affiliates; and provided, further, that

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until the next annual meeting of the Company's Stockholders, Mark Leavitt shall serve; and provided that after a Public Offering, so long as PSI holds at least 7.5% of the Underlying Common Stock, the Company shall use its best efforts to have the PSI designee nominated to the Board; and

                  (F) five representatives designated by the Board; provided that until the next annual meeting of the Company's stockholders, Jeff E. Rhodes, Robert McKenzie, Bill Elsner, John Fullmer and Michael N. Simkin shall serve;

           (iii) the composition of the board of directors of any of the Company's subsidiaries (a "Sub Board") shall be as determined by the Board;

           (iv) any executive committee or committee performing a similar function of the Board or a Sub Board must include each representative designated under (ii)(A), (B), (C) and (E) above;

           (v) any compensation committee or committee performing a similar function of the Board or a Sub Board must include each representative designated under (ii)(A), (B), (C) and (E) above;

           (vi) the removal from the Board or a Sub Board (with or without cause) of any representative designated hereunder by one or more of the Investors shall be at the written request of the Investor or Investors entitled to designate such representative for election as such Board or Sub Board member, respectively, but only upon such written request and under no other circumstances (in each case, determined on the basis of the same vote required to designate such representative);

           (vii) in the event that any representative designated hereunder by the Investors for any reason ceases to serve as a member of the Board or a Sub Board during his term of office, the resulting vacancy on the Board or the Sub Board shall be filled by, and the Investors shall vote for the election of, the representative designated by the Investor or Investors that designated the member of the Board or Sub Board whose vacancy is being filled.

      (b) The Board shall meet at least six times during each calendar year in accordance with a schedule to be agreed upon by the Board.

      (c) If the Board has not done so already, then promptly after the Closing, the Board will establish audit and compensation committees and shall delegate to such committees those duties and powers as are customarily performed by committees of such type. The audit committee shall not include any representative's of the Company's management.

      (d) The reasonable travel expenses of each director designated by an Investor (an "Investor Director") incurred in attending or observing Board or committee meetings shall be reimbursed by the Company. After a Public Offering by the Company, if the Company adopts any plan or arrangement to compensate its "outside" or


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"independent" directors generally for service as a director either with cash or with stock options, then the Company will also extend the same compensation to the Investor Directors and, in the case of stock options, such options shall be freely transferable by the Investor Directors to their respective firms, subject to applicable laws.

             (e) The rights (but not the obligations) of each Investor under paragraph 1(a) shall terminate at such time as such Investor and its Permitted Transferees (as defined in paragraph 2(d) hereof) hold in the aggregate less than 5% of the number of shares of Underlying Common Stock held by such Investor and its Permitted Transferees on the date hereof.

             (f) The provisions of this paragraph 1 shall terminate automatically and be of no further force and effect upon the closing of a Qualified Public Offering (as defined in paragraph 6 hereof).

             (g) Each Investor represents that it has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.
             (h) The Company shall use its best efforts to obtain and keep in place directors' and officers' liability insurance.

         2.  Restrictions on Transfer of Stockholder Shares.
             ----------------------------------------------

             (a)  Transfer of Stockholder Shares. No Investor shall sell,
                  ------------------------------
transfer, assign, pledge or otherwise dispose of (collectively, "Transfer") any interest in any Preferred Stock, Underlying Common Stock or the Notes except pursuant to (i) a Public Sale, a Sale of the Company or any redemption or conversion provisions of the Certificate of Incorporation or the Notes (each, an "Exempt Transfer") or (ii) the provisions of this paragraph 2. Each Investor agrees not to consummate any Transfer (other than an Exempt Transfer) until 30 days after the delivery by the Investor to the Company and the other Investors of such Investor's Offer Notice (as defined below), unless the parties to the Transfer have been finally determined pursuant to this paragraph 2 prior to the expiration of such 30-day period (the "Election Period").

             (b)  First Offer Right. At least 30 days prior to making any
                  -----------------
Transfer of any Preferred Stock, Underlying Common Stock or the Notes (other than an Exempt Transfer) the transferring Investor (the "Transferring Investor") shall deliver a written notice (the "Offer Notice") to the Company and the other Investors (the "Other Investors"). The Offer Notice shall disclose in reasonable detail the proposed terms and conditions of the Transfer. First, the Company may elect to purchase all (but not less than all) of the Preferred Stock, Underlying Common Stock or the Notes specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Investor and the Other Investors as soon as practical

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but in any event within ten days after the delivery of the Offer Notice. If the
Company has not elected to purchase all of the Preferred Stock, Underlying Common Stock and the Notes within such ten-day period, each Other Investor may elect to purchase all (but not less than all) of its Pro Rata Share (as defined below) of the Preferred Stock, Underlying Common Stock and the Notes specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Investor as soon as practical but in any event within 20 days after delivery of the Offer Notice. Any Preferred Stock, Underlying Common Stock or Notes not elected to be purchased by the end of such 20-day period shall be reoffered for the ten-day period prior to the expiration of the Election Period by the Transferring Investor on a pro rata basis to the Other Investors who have elected to purchase their Pro Rata Share. If the Company or any Other Investors have elected to purchase Preferred Stock, Underlying Common Stock or Notes from the Transferring Investor, the transfer of such interests shall be consummated as soon as practical after the delivery of the election notices, but in any event within 15 days after the expiration of the Election Period. To the extent that the Company and the Other Investors have not elected to purchase all of the Preferred Stock, Underlying Common Stock and the Notes being offered, the Transferring Investor may, within 90 days after the expiration of the Election Period, transfer such Preferred Stock, Underlying Common Stock and Notes to one or more third parties at a price no less than the price per share (or price, in respect of the Notes) specified in the Offer Notice and on other terms no more favorable to the transferees than offered to the Company and the Other Investors in the Offer Notice. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or in installments over time. If the Transferring Investor does not dispose of its Preferred Stock, Underlying Common Stock and Notes within the 90-day period after the expiration of the Election Period, it shall not subsequently dispose of its Preferred Stock, Underlying Common Stock and Notes except in accordance with the provisions of this paragraph 2. Each Investor's "Pro Rata Share" shall be based upon such Investor's proportionate ownership of all Underlying Common Stock held by all Investors (exclusive of the Underlying Common Stock held by the Transferring Investor) on a fully-diluted basis.

             (c)  Participation Rights.
                  --------------------
                  (i) At least 30 days prior to any Transfer by the Centennial Funds (or any Affiliate) of 25% or more (in the aggregate) of (A) the Series A Preferred or Underlying Common Stock acquired pursuant to the Series A Purchase Agreement, (B) the Series B Preferred or Underlying Common Stock acquired pursuant to the Series B Purchase Agreement, (C) Common Stock acquired pursuant to that certain Purchase Agreement dated December 8, 1996, or (D) any Series C Preferred or Underlying Common Stock acquired pursuant to the Purchase Agreement (collectively, the "Centennial Stockholder Shares") (other than a Public Sale or a Transfer to the Company or the other Investors pursuant to paragraph 2(b)), the Centennial Funds shall deliver a written notice (the "Centennial Sale Notice") to the Company and the other Investors, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The other Investors may elect to participate in the contemplated Transfer by delivering written notice to the Centennial Funds within 30 days after delivery of the Centennial Sale Notice. If any other Investors have elected to participate in such Transfer, the Centennial Funds (and any selling Affiliates) and such other Investors shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, the same percentage of total Stockholder Shares owned by each such Investor which is being or has been sold by the Centennial Funds.

          For example, if after selling 24% of their Centennial Stockholder Shares, the Centennial Funds proposed to sell a number of additional Centennial Stockholder Shares so that following such sale the Centennial Funds would have sold more than 25% of the Centennial Stockholder Shares, then each Investor electing to participate would be entitled to sell a like percentage of its holdings; provided that if the prospective transferee were not willing to purchase all of the offered Stockholder Shares, then the Centennial Funds and each participating Investor would reduce its number of Stockholder Shares so that the percentages being sold were substantially the same.

     To the extent the terms of this Section 2(c)(i) conflict with Section 1(c) of the Amended and Restated Initial Stockholder Agreement, dated June 27, 1996, between the Company and certain of the Investors (the "Initial Stockholders Agreement"), the term of this Section 2(c) shall control.

             (ii) At least 30 days prior to any Transfer by one or more of the Investors, other than PSI and its Affiliates, of 25% or more (in the aggregate) in a single transaction or series of related transactions of any Series C Preferred or Underlying Common Stock acquired pursuant to the Purchase Agreement (the "Transferring Investors") (other than a Public Sale or a Transfer to the Company or the other Investors pursuant to paragraph 2(b)), the Transferring Investors shall deliver a written notice (the "Prudential Sale Notice") to the Company and Prudential Securities Incorporated, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. PSI and its Affiliates who are Investors may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Investors within 30 days after delivery of the Prudential Sale Notice. If PSI and/or such Affiliates, as the case may be, have elected to participate in such Transfer, the Transferring Investors and PSI and/or such Affiliates, as the case may be, shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, the same percentage of total Stockholder Shares owned by Prudential Securities Incorporated and/or such Affiliates, as the case may be, which is being or has been sold by the Transferring Investors.

             (d)  Permitted Transfers.
                  -------------------
                  (i) The restrictions contained in this paragraph 2 shall not apply with respect to any Transfer of Preferred Stock, Underlying Common Stock or Notes by (i) any Investor among its Affiliates, Family Group or pursuant to applicable laws of descent and distribution (collectively referred to herein as "Permitted Transferees"); provided that the restrictions contained in this paragraph 2 shall continue to be applicable to the Preferred Stock, Underlying Common Stock and the Notes after any such Transfer and provided further that, as a condition to completing the transfer, the transferees of such Preferred Stock, Underlying Common Stock or Notes shall agree in writing to be bound by the provisions of this Agreement affecting the Preferred Stock, Underlying Common Stock and the Notes so transferred. "Affiliate" of an Investor means any other person, entity or investment fund controlling, controlled by or under common control with the Investor and any partner of an Investor which is a partnership. "Family Group" means an Investor's spouse, and descendants (whether natural or adopted) and any trust solely for the benefit of the Investor and/or the Investor's spouse and/or descendants.

                  (ii) In the event that BancBoston Ventures Inc. ("BancBoston") reasonably determines that it has a Regulatory Problem (as defined below), BancBoston shall have the right to (A) transfer its Preferred Stock, Underlying Common Stock and Notes to a party (also a "Permitted Transferee") other than the Company and the other Investors, provided that the restrictions contained in this paragraph 2 shall continue to be applicable to the Preferred Stock, Underlying Common Stock and the Notes after any such Transfer and, provided, further, that, as a condition to completing the Transfer, the of such Preferred Stock, Underlying Common Stock or Notes shall agree in writing to be bound by the provisions of this Agreement affecting the Preferred Stock, Underlying Common Stock and Notes so transferred, or (B) exchange its Preferred Stock, Underlying Common Stock and Notes for non-voting securities in the Company with the same economic rights. The Company shall take all such actions as are reasonably requested by BancBoston in order to (A) effectuate and facilitate any such Transfer or (B) permit BancBoston to exchange for all or any portion of its Preferred Stock, Underlying and Notes, on a share-for-share basis, for shares of non-voting securities of the Company, which non-voting securities shall be identical in all respects to the shares exchanged for them, except that such exchanged securities shall be non-voting, shall be convertible into voting securities on such terms as are reasonably requested by BancBoston in light of regulatory considerations then prevailing, and shall not alter the economic interests of the parties hereto. For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any governmental authority, including the United States Small Business Administration (the "SBA"), and any successor agency satisfactory to the Company performing the functions thereof (or based on written advice of counsel satisfactory to the Company and/or BancBoston that, based on its reasonable belief, there is a substantial risk of such assertion), that, pursuant to the Small Business Act of 1958, as amended, and the regulations issued by the SBA thereunder, codified at Title 13 of the Code of Federal Regulations, Parts 107 and 121 (the "SBIC Regulations"), or pursuant to the Bank Holding Company Act, as amended, and the regulations issued thereunder, BancBoston is not entitled to hold all or a portion of the Preferred Stock, Underlying Common Stock or Notes held by it. Notwithstanding the above, BancBoston will use reasonable efforts to transfer its Preferred Stock, Underlying Common Stock and Notes to the Company and the Investors so long as such Transfer does not adversely affect BancBoston's ability to maximize the consideration it receives upon a transfer of its Preferred Stock, Underlying Common Stock and Notes.

          (e)  Termination of Restrictions. The restrictions set forth in
               ---------------------------
this paragraph 2 shall continue with respect to each share of Preferred Stock, Underlying Common Stock and to each Note until the earlier of (i) the date on which such Preferred Stock, Underlying Common Stock or Note has been transferred in a Public Sale, (ii) the date on which such Preferred Stock, Underlying Common Stock or Note has been transferred pursuant to this paragraph 2 (other than subparagraph 2(d), (iii) the consummation of a Qualified Public Offering or (iv) the consummation of a Sale of the Company.

      3.  Legend. Each certificate evidencing Stockholder Shares, each Note,
          ------
and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate are subject to a Stockholders Agreement dated as of October 3, 1997, among the issuer of such securities (the "Company") and certain of the Company's stockholders. A copy of such Stockholders Agreement will be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Stockholder Shares or on each Note outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares or any Note in accordance with paragraph 2 hereof.

      4.  Transfer. Prior to transferring any Stockholder Shares
          --------
(other than in an Exempt Transfer) to any person or entity, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement.

      5.  Assignment of First Refusal Right. The Company has (a) adopted its
          ---------------------------------
1996 Stock Option Plan, (b) granted Incentive Stock Options to certain of its employees (the "Optionees"), and (c) entered into Early Exercise Stock Purchase Agreements with the Optionees (the documents referred to in (a), (b) and (c) are collectively defined as the "Stock Option Agreements"). The Stock Option Agreements contain provisions granting the Company certain repurchase rights and rights of first refusal with respect to Common Stock held by the Optionees. In the event the Company elects not to exercise such repurchase rights and rights of first refusal, the Company agrees to assign such unexercised rights to the Investors. Any unexercised right shall be assigned at least 10 days prior to its expiration. The Investors shall be permitted to purchase their Pro Rata Share of any Common Stock being offered and the offer shall be conducted in accordance with the procedures set forth in paragraph 2 of this Agreement. For purposes of this paragraph 5, "Pro Rata Share" shall be based upon each Investor's proportionate ownership of all Common Stock and Underlying Common Stock held by all Investors.

     6.  Definitions.
         -----------

     "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person.

     "Certificate of Incorporation" means the Company's Amended and Restated Certificate of Incorporation setting forth the rights and preferences of the Preferred Stock.

     "Common Stock" means the Company's Common Stock, par value $.01 per share.

     "Independent Third Party" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock, on a fully-diluted basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other persons.

     "Permitted Transferee" shall have the meaning set forth in paragraph 2(c) hereof.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Preferred Stock" means the Company's (i) Series A Convertible Preferred Stock, par value $.01 per share, (ii) Series B Convertible Preferred Stock, par value $.01 per share and (iii) Series C Convertible Preferred Stock, par value $.01 per share.

     "Public Offering" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act, or any comparable statement under any similar federal statute then in force; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

     "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

     "Qualified Public Offering" means the sale, in an underwritten Public Offering registered under the Securities Act, of shares of the Company's Common Stock in which (i) the aggregate proceeds (after taking into account underwriting discounts and commissions) received by the Company for the shares is at least $20,000,000 and (ii) the price per share paid by the public is at least $6.00 (as adjusted for stock splits, reverse stock splits, stock dividends and similar recapitalizations).

     "Sale of the Company" means the sale of the Company, in one transaction or a series of related transactions, to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Stockholder Shares" means (i) any Common Stock purchased or otherwise acquired by any Investor, (ii) any Preferred Stock purchased or otherwise acquired by any Investor, (iii) any Notes which shall be entitled to vote with the Common Stock and the Preferred Stock on an as-converted to Common Stock basis until converted into shares of the Company's Series C Preferred or Common Stock, (iv) any equity securities issued or issuable directly or indirectly with respect to the Common Stock, Preferred Stock or Notes referred to in clause (i),
(ii) or (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (v) any other shares of any class or series of capital stock of the Company held by an Investor. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force). In calculating the number of Stockholder Shares, any Stockholder Shares represented by the Preferred Stock shall equal the number of shares of Common Stock issuable upon conversion of the Preferred Stock and any Stockholders Shares represented by the Notes shall be equal to the number of shares of Common Stock issuable upon conversion of the Notes.

     "Underlying Common Stock" means (i) the Common Stock issued or issuable upon conversion of the Series A Preferred, Series B Preferred and the Series C Preferred or the Notes, as the case may be, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Preferred Stock or Notes shall be deemed to be the holder of the Underlying Common Stock obtainable upon conversion of Preferred Stock or the Notes, as the case may be, in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the conversion of the Preferred Stock or the Notes, as the case may be.

             7.  Transfers in Violation of Agreement. Any Transfer or
                 -----------------------------------
attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

             8.  Amendment and Waiver. Except as otherwise provided herein, no
                 --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Investors unless such modification, amendment or waiver is approved in writing by the Company or the holders of a majority of the Stockholder Shares, respectively; (i) provided that any provision which requires a greater percentage for amendment or waiver may only be amended or waived by the holders of such greater percentage and (ii) provided, further, that any provision which is solely for the benefit of a single Investor or group of Investors or imposes an obligation on a single Investor or group of Investors may not be amended without the consent of that Investor or the holders of a majority of the interests held by the group of Investors, respectively. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. No provision may be added to this Agreement to confer a benefit upon a single Investor or group of Investors to the exclusion of the other Investors (the "Other Investors"), without the consent of the holders of a majority of the interests held by the Other Investors.

             9.  Severability. Whenever possible, each provision of this
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

             10.  Integration. Except as otherwise expressly set forth herein,
                  -----------
this Agreement together with the Purchase Agreement and the other documents referred to therein sets forth the entire agreement between the Company and the Investors with respect to the subject matter covered hereby and supersedes all prior or contemporaneous oral or written agreements, arrangements, or understandings, including the Amended and Restated Stockholders Agreement and the Initial Stockholders Agreement, except as set forth in Sections 2(c)(i) and 16.

             11.  Successors and Assigns. Except as otherwise provided herein,
                  ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Investors and any subsequent holders of Stockholder

Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

             12.  Counterparts; Facsimile. This Agreement may be executed in
                  -----------------------
separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be executed by facsimile.

             13.  Remedies. The Company and the Investors shall be entitled to
                  --------
enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Investor may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

             14.  Notices. Any notice provided for in this Agreement shall be
                  -------
in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Schedule of Investors attached hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                  Centennial Communications Corp.
                  1610 Wynkoop, Suite 300
                  Denver Colorado 80202
                  Attn:  Chief Executive Officer

             with copies to:

                  Holland & Hart LLP
                  555 Seventeenth Street, Suite 2700
                  Denver, CO  80202
                  Attn:  Michael S. Quinn

             15.  Governing Law. The corporate law of the State of Delaware
                  -------------
shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Colorado.

             16.  Termination of Amended and Restated Stockholders Agreement.
                  ----------------------------------------------------------
The Investors hereby agree that (i) the Amended and Restated Stockholders Agreement shall be superseded by this Agreement and be of no further force and effect and (ii) the Initial Stockholders Agreement, with the exception of
Section 1(c) of that agreement, which shall survive, shall be superseded by this Agreement and be of no further force and effect.

             17.  Descriptive Headings. The descriptive headings of this
                  --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

             18.  Written Consent of Stockholders.  The Investors, by their
                  -------------------------------
signature hereto, acting by written consent pursuant to Section 228 of the Delaware General Corporation Law, hereby appoint Mark Leavitt to serve on the Board until the next annual meeting of the Company's Stockholders.

                                   * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              CENTENNIAL COMMUNICATIONS CORP.

                              By:    /s/ Michael Simkin
                                   --------------------------------------
                              Name:  Michael Simkin
                                     ------------------------------------
                              Title: CEO
                                     ------------------------------------

                              PRUDENTIAL SECURITIES INCORPORATED

                              By:    /s/ George Alex
                                   --------------------------------------
                              Name:  George Alex
                                     ------------------------------------
                              Title: Managing Director
                                     ------------------------------------

                              THE ROMAN ARCH FUND, L.P.

                              By:    /s/ Robert William
                                   --------------------------------------
                              Name:  Robert William
                                     ------------------------------------
                              Title: MD
                                     ------------------------------------

                              THE ROMAN ARCH FUND II, L.P.

                              By:    /s/ Robert William
                                   --------------------------------------
                              Name:  Robert William
                                     ------------------------------------
                              Title: MD
                                     -----------------------------------

                              PRUDENTIAL BACHE CAPITAL PARTNERS II, L.P.

                              By:
                                   --------------------------------------
                              Name:
                                    -------------------------------------
                              Title:
                                     ------------------------------------

                              CENTENNIAL FUND IV, L.P.
                              By:  Centennial Holdings IV, L.P.
                              Its:  General Partner

                              By:     /s/ Adam Goldman
                                 --------------------------------------
                              Name:   Adam Goldman
                                      ---------------------------------
                              Title:  General Partner of Centennial Holdings
                                    ----------------------------------------
                                      IV, L.P.
                                      ---------------------------------

                              TELECOM PARTNERS, L.P.

                              By:  /s/ Stephen W. Schovee
                                   ---------------------------------
                              Title:  Managing Member of the General
                                      Partner

                              CENTENNIAL ENTREPRENEURS FUND V, L.P.

                              By:  Centennial Holdings V, L.P.
                              Its: General Partner

                              By:  /s/ Adam Goldman
                                   ---------------------------------
                              Name:  Adam Goldman
                                   ---------------------------------
                              Title: General Partner of Centennial Holdings
                                     --------------------------------------
                                     V, L.P.
                                     -------------------------------

                              CENTENNIAL FUND V, L.P.

                              By:  Centennial Holdings V, L.P.
                              Its:  General Partner

                              By:    /s/ Adam Goldman
                                   ---------------------------------
                              Name:  Adam Goldman
                                   ---------------------------------
                              Title: General Partner of Centennial
                                    --------------------------------
                                     Holdings V, L.P.
                                    --------------------------------

                              MGVF II, LTD.

                              By:  /s/ [illegible signature]
                                   ---------------------------------
                                    General Partner

                              CREST FUNDING PARTNERS, L.P.
                              By Crest Partner I, its General Partner

                              By:    /s/ William Sprague
                                 -----------------------------------
                              Name:  William Sprague
                                   ---------------------------------
                              Title: Managing Member
                                    --------------------------------

                              TRAILHEAD VENTURES, L.P.
                              By:  Wind River Partners

                              By:  /s/ [illegible signature]
                                   ---------------------------------
                              Name:
                                   ---------------------------------
                              Title: General Partner


                              BOULDER VENTURES, L.P.

                              By:  /s/ Kyle Lefkoff
                                   ---------------------------
                              Name:  Kyle Lefkoff
                                   ---------------------------
                              Title:  Partner
                                    --------------------------

                              GC&H INVESTMENTS

                              By:    /s/ John L. Cardoza
                                 ----------------------------
                              Name:  John L. Cardoza
                                   --------------------------
                              Title: Executive Partner
                                    -------------------------

                              /s/ William Elsner
                              -------------------------------
                              William Elsner

                              /s/ Robert McKenzie
                              -------------------------------
                              Robert McKenzie

                              -------------------------------
                              Jeff E. Rhodes

                              CENTENNIAL HOLDINGS, INC.

                              By:/s/ Adam Goldman
                                 ----------------------------
                              Name:  Adam Goldman
                                   --------------------------
                              Title:  Senior Vice President
                                    -------------------------

                              CENTENNIAL HOLDINGS I, LLC

                              By:/s/ Adam Goldman
                                 ----------------------------
                              Name:  Adam Goldman
                                   --------------------------
                              Title:  Senior Vice President
                                    -------------------------


                              CREST SMR, L.L.C.

                              By:  CREST PARTNERS (I) LLC
                              Its:  Managing Member

                              By: /s/ William W. Sprague
                                 ----------------------------
                              Name: William W. Sprague
                                   --------------------------
                              Title: Managing Director
                                    -------------------------

                              KYLE LEFKOFF*

                              By:  /s/ Kyle Lefkoff
                                   --------------------------------
                                      *as attorney in fact for the following
                                      Purchasers:
                                      Larry Macks
                                      Jurassic Ltd.
                                      Josh Fidler
                                      Morty Macks
                                      Will's Wei Corp.
                                      Robert Lemle
                                      Caruthers Family LLC
                                      Tim Snipes
                                      Ramer 1990 Living Trust
                                      Groupe Schneider Securities
                                      JLS LLC
                                      Doug Ramer
                                      Trisun Financial, LLC
                                      Eric Becker
                                      Slade, Inc.
                                      250 Venture Capital Associates

                              BANCBOSTON VENTURES INC.

                              By:  /s/ Lars A. Swanson
                                   --------------------------------
                              Name:  Lars A. Swanson
                                    -------------------------------
                              Title:  Vice President
                                    -------------------------------

                              /s/ Ed Flanders
                              -------------------------------------
                              Ed Flanders

                              /s/ Barbara Vonderheid
                              -------------------------------------
                              Barbara Vonderheid

                              /s/ Fred Gallart
                              -------------------------------------
                              Fred Gallart

                              /s/ Karl Maier
                              -------------------------------------
                              Karl Maier

                              /s/ Matt Zuschalg
                              -------------------------------------
                              Matt Zuschlag

                              /s/ Anne Haas
                              -------------------------------------
                              Anne Haas

                              /s/ Bernard Dvorak
                              -------------------------------
                              Bernard Dvorak
                              /s/ Michael Simkin
                              -------------------------------
                              Michael Simkin

                             SCHEDULE OF INVESTORS
                             ---------------------



Telecom Partners, L.P.                            Centennial Fund IV, L.P.
1428 15th Street                                  1428 15th Street
Denver, CO  80202                                 Denver, CO  80202

Centennial Holdings, Inc.                         Centennial Fund V, L.P.
1428 15th Street                                  1428 15th Street
Denver, CO  80202                                 Denver, CO  80202

Centennial Entrepreneurs Fund V, L.P.             Jeff E. Rhodes
1428 15th Street                                  1610 Wynkoop, Suite 300
Denver, CO 80202                                  Denver, CO  80202

Robert McKenzie                                   William Elsner
60 Kearney Street                                 83 Glenmoor Place
Denver CO  80220                                  Englewood, CO  80110

Trailhead Ventures, L.P.                          MGVF II, Ltd.
730 17th Street, Suite 690                        2400 Banc One Center
Denver, CO  80202                                 910 Travis Street
                                                  Houston, TX  77002

Boulder Ventures, L.P.                            Crest Funding Partners, L.P.
1634 Walnut Street, Suite 301                     320 Park Avenue, 17th Floor
Boulder, CO  80202                                New York, NY 10022

Crest SMR, L.L.C.                                 Larry Macks
320 Park Avenue, 17th Floor                       c/o Kyle Lefkoff
New York, NY 10022                                1634 Walnut St., Suite 301
                                                  Boulder, CO 80302

Jurassic Ltd.                                     Josh Fidler
c/o Kyle Lefkoff                                  c/o Kyle Lefkoff
1634 Walnut St., Suite 301                        1634 Walnut St., Suite 301
Boulder, CO 80302                                 Boulder, CO 80302

Morty Macks                                       Will's Wei Corp.
c/o Kyle Lefkoff                                  c/o Kyle Lefkoff
1634 Walnut St., Suite 301                        1634 Walnut St., Suite 301
Boulder, CO 80302                                 Boulder, CO 80302

Centennial Holdings I, LLC
1428 15th Street
Denver, CO 80202

Robert Lemle                              Caruthers Family LLC
c/o Kyle Lefkoff                          c/o Kyle Lefkoff
1634 Walnut St., Suite 301                1634 Walnut St., Suite 301
Boulder, CO 80302                         Boulder, CO 80302

Tim Snipes                                Ramer 1990 Living Trust
c/o Kyle Lefkoff                          c/o Kyle Lefkoff
1634 Walnut St., Suite 301                1634 Walnut St., Suite 301
Boulder, CO 80302                         Boulder, CO 80302

Groupe Schneider Securities               JLS LLC
c/o Kyle Lefkoff                          c/o Kyle Lefkoff
1634 Walnut St., Suite 301                1634 Walnut St., Suite 301
Boulder, CO 80302                         Boulder, CO 80302

Doug Ramer                                Trisun Financial, LLC
c/o Kyle Lefkoff                          c/o Kyle Lefkoff
1634 Walnut St., Suite 301                1634 Walnut St., Suite 301
Boulder, CO 80302                         Boulder, CO 80302

Eric Becker                               Slade, Inc.
c/o Kyle Lefkoff                          c/o Kyle Lefkoff
1634 Walnut St., Suite 301                1634 Walnut St., Suite 301
Boulder, CO 80302                         Boulder, CO 80302

250 Venture Capital Assoc.                BancBoston Ventures Incorporated
c/o Kyle Lefkoff                          100 Federal St., 32nd Floor
1634 Walnut St., Suite 301                Boston MA 02110
Boulder, CO 80302

Ed Flanders                               Bernard Dvorak
12150 E. Briarwood Ave., Suite 145        1610 Wynkoop, Suite 300
Englewood, CO  80112                      Denver, CO 80202

Barbara Vonderheid                        Fred Gallart
1610 Wynkoop, Suite 300                   1610 Wynkoop, Suite 300
Denver, CO 80202                          Denver, CO 80202

Matt Zuschlag                             Anne Haas
1600 Wynkoop, Suite 300                   1610 Wynkoop, Suite 300
Denver, CO  80202                         Denver, CO 80202

Karl Maier
1610 Wynkoop, Suite 300
Denver, CO 80202

Michael Simkin                            Prudential Securities Incorporated
1610 Wynkoop, Suite 300                   One New York Plaza, 18th Floor
Denver, CO 80202                          New York, NY  10292-2018


The Roman Arch Fund, L.P.                 The Roman Arch Fund II, L.P.
Prudential Securities Incorporated        Prudential Securities Incorporated
One New York Plaza, 18th Floor            One New York Plaza, 18th Floor
New York, NY  10292-2018                  New York, NY  10292-2018

GC&H Investments
1 Maritime Plaza
20th Floor
San Francisco, CA 94111-3580




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